UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 05, 2014

FUTUREWORLD CORP.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	3637 4th Street North, 330 Saint Petersburg, Florida	33704
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (727) 474-1816

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement.

On December 5, 2014, the Company announces the completion of a Commercial Lease Agreement effective 1st day of

December, 2014 by and between FutureLand Properties, LLC, a Colorado corporation ("Landlord") and Colorado Flower Company, LTD. ("Tenant"). FutureLand is the owner of land and improvements commonly known as TWP 27 RNG 68 SEC 25: NE4NW4 LESS 3 ACRES FOR RIGHT OF WAY TOTAL ACRES 37, La Vita Colorado 81011 (hereinafter the “Property”). FutureLand will be the owner of a 14,940 square foot greenhouse and any other structures to be constructed/situated on the Property. The greenhouse and land may be collectively referred to hereinafter as the “Leased Premises.”. This Commercial Lease Agreement is for five (5) years and FutureLand shall also grant to the Tenant additional three (3) years options to renew this Commercial Lease at Tenant’s sole discretion.

The Company is to finance and build 2000+ plant cannabis cultivation greenhouse for Colorado Flower Company on a 37 acres property owned by the Company. This large cultivation facility will be one of many on the same property. Company is also to provide high tech automation solutions to control all processes in the greenhouses based on HempTech’s state-of-the-art technologies.

The Company (through separate agreements with HempTech and CB Scientific) will provide greenhouse, processing equipment, Spider Security Technology, SmartSense, SmartNergy™, CaNNaLyTiX™, and growing/laboratory equipment located on the Property provided by HempTech Corp and CB Scientific. HempTech Corp., a FutureWorld Corp. subsidiary, will supply Spider Security Technology, SmartSense, SmartNergy and CaNNaLyTiX. CB Scientific, a FutureWorld Corp. subsidiary, will supply all testing and laboratory equipment to the Grow.

FutureLand Properties only leases the land, infrastructure and technologies. It does not grow or sell or distribute any products that are in violation of the United States Controlled Substances Act (US.CSA).

Item 9.01. Financial Statements and Exhibits

(d) The following exhibits are filed as a part of this Report.

Exhibit No. Description

10.1 Commercial Lease Agreement dated December 01, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Corp

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated: December 05, 2014